EXHIBIT 4.2


RESTRICTED SECURITIES                                SEE LEGENDS ON REVERSE SIDE

                         INCORPORATED UNDER THE LAWS OF
                                    DELAWARE

NUMBER                                                                    SHARES
 -X-                                                                       -X-

                                  DIATIDE,INC.

FULLY PAID                                                        NON-ASSESSABLE

                      Series A Convertible Preferred Stock

                           $0.01 Par Value Per Share

      This Certifies that XXX SPECIMEN XXX
                          ------------------------------------------------------
is the owner of --- Zero --- Shares of the Capital Stock of
               --------------
                Diatide, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF. the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this   XXxx        day of    XX      A.D.    XX
            --------------       ------------    -----------





------------------------------------       -------------------------------------
              President                                   Treasurer

For Value Received, _____hereby sell, assign and transfer

unto ________________________________________________________

_______________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________
to transfer the said Stock on the books of the within named
Corporation with full power of substitution in the premises.

  Dated______________________   ____
       In presence of

____________________________________      ______________________________________

                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


                                 DIATIDE, INC.





                                  Certificate

                                      FOR

                                       0

                                     SHARES

                                       OF

                                 Capital Stock

                                   ISSUED TO

                                XXX SPECIMEN XXX
                           ---------------------------

                                     DATED

                                  XXXX XX XXXX



The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

The corporation has more than one class of stock authorized to be issued. The corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the corporation and amendments thereto filed with the Secretary of the State of Delaware.